T. Rowe Price Financial Services Fund

Supplement to Summary Prospectus dated May 1, 2013

The portfolio manager table under “Management” is supplemented as follows:

Effective April 30, 2014, Gabriel Solomon will join Eric L. Veiel as co-portfolio manager of the fund and will become co-chairman of the fund’s Investment Advisory Committee. Effective July 31, 2014, Mr. Solomon will become the fund’s sole portfolio manager and sole chairman of the fund’s Investment Advisory Committee. Mr. Solomon joined T. Rowe Price in 2004.

The date of this supplement is January 16, 2014.

F117-041-S 1/16/14